Alliance Data Systems NYSE : ADS Q4 2002

Forward Looking Statements

Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of the Private Litigation Reform Act. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to Alliance Data Systems or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including the risks discussed in our filings with the Securities and Exchange Commission. If one or more of these risks materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Alliance Data:  Integration of  Transaction Processing and Marketing Services

•                  Build and Strengthen Loyal Relationships for Our Clients

•                  Focus on 300 Specialized Relationships, not  “Commodity”  Items

•                  Offer Full Suite of Services

•                    Transaction, Credit, Loyalty and Marketing

•                  Three Engines All Offering Double-Digit Growth

•                    Private Label Outsourcing

•                    Utility Processing

•                    Loyalty AIR MILES® Reward Program (Canada)

Private Label Services

(50% of Company)

•                  Solid Low-teens Growth

•                  Services:

•                    Private Label Processing

•                    Customer Care / Call Center

•                    Database Marketing Services

•                    Credit (700 FICO, No Sub-Prime Targeting)

•                    Income Streams: Split Between Processing and Credit

•                    Clients: Victoria s Secret, Pottery Barn, Abercrombie & Fitch, Ann Taylor, Crate & Barrel

•                  Our Advantages:

•                    Retail Heritage (Driving Loyalty, Highest Service Standards)

•                    Innovation (Quick Credit, Smart Statements)

•                    Efficient (Small Balances, High Transaction Focus)

Utility Services

(10% of Company)

•                  Fastest Growth Segment

•                  Serving Both Regulated & De-regulated

•                  Income Stream: Earnings Based on Monthly # Statements

•                  Services

•                    Core Processing

•                  Customer Care/Call Center

•                    Database and Marketing Services

•                  Clients: Duke, Puget Sound, NYSEG, Georgia Nat'l Gas

•                  Our Advantages:

•                  Critical Mass

•                  Leverages Traditional Core Capabilities

•                  Complete Solution, Not Piecemeal

Loyalty AIR MILES®

(25% of Company)

•                  Solid Mid-teens Growth

•                  Coalition Loyalty Program

•                  2/3 of Canada Active

•                  Income Stream:  Earnings and Cash Flow Generated When Points Issued at Point of Sale

•                  Clients:  Shell Oil, Safeway, American Express, Bank of Montreal

•                  Our Advantages

•                    Dominant Position

•                    Over 10 Years of History

•                    Coalition Concept vs.  “One-off”  Programs

Experienced Management Team

Name	Responsibility	Years of Experience	Background
Mike Parks	Chairman, CEO and President	25	First Data

Ed Heffernan	EVP and CFO	16	First Data, Citigroup, CS First Boston

Mike Beltz	President, Transaction Services	19	First Data

Ivan Szeftel	President, Credit Services	19	Charming Shoppes

John Scullion	President, Loyalty Marketing	14	The Rider Group

Dwayne Tucker	EVP and CAO	23	Northwest Airlines, First Data

Alan Utay	EVP and General Counsel	12	Akin Gump Strauss Hauer and Feld

Financial Themes
- Growth - Visibility & Predictability - Operating Leverage - Free Cash Flow

2000 — 2003
(in $MM, except per share)

Revenue	EBITDA	Cash EPS

•                    Targets:  12% Revenue, 15% EBITDA, High-Teens Cash EPS

Visibility and Predictability

•                  Model Validated During Difficult 2001 – 2002 Macro Environment

•                  Strong Recurring Revenue Base

•                  95% of Revenue Retained Each Year

•                  3 – 5 Year Average Contract Term

•                  Deep Relationships Preserve Pricing Power

•                  Over $350MM in Deferred Revenue to Flow In

Visibility & Predictability

Consumer Spending Slowdown – 2003 Impact

Segment	% ADS	Likely Impact
• Transaction	50%	- Minimal, if any • Non-discretionary (Gas, Utility) • Retail: # Statements, not Spending

• Credit	25%	- Mitigated by 4 Factors • Gross Sales, not ‘Comps’ • Start-ups Ramping • Credit Losses Improving • Funding Costs Improving

• Loyalty AIR MILES®	25%	- Minimal, if any • Based on Non-discretionary Spend

Operating Leverage

•                  Margin Expansion

•                    Increased Scale

•                    Modest Capex (< 5% of Revenues)

•                    Deferred Revenue Model

                        EBITDA Margin:  Long-term Goal of 20%

2002E Free Cash Flow

($MM, Except per Share)

• EBITDA	$148
• Cash Flow Adjustment (Canada)	20
• Operating EBITDA	$168
• Less Capex	(40)
• Net Cash from Ops	$128
• Less: Interest / Taxes	(57)
• Free Cash Flow	$71	+
per Share	$0.92	+

•                    Estimated Free Cash Flow per Share of $0.92 vs. Estimated Reported Cash EPS of $0.62

•                    2003 Free Cash Flow Estimated in Excess of $1 per Share

Investment Highlights

•                  Compelling Growth Characteristics

•                  Minimal Impact from Potential Consumer Slowdown

•                  Experienced Management Team

•                  Strong Financial Track Record